                                                                   EXHIBIT 10(I)

                            401(K) SALARY REDUCTION
--------------------------------------------------------------------------------

                              NON - STANDARDIZED
--------------------------------------------------------------------------------

                              ADOPTION AGREEMENT
--------------------------------------------------------------------------------


                             IRS SERIAL #D359971A

                            APPROVED APRIL 30, 1992



                               LINCOLN NATIONAL
                              LIFE INSURANCE CO.
                              ------------------
                    A PART OF LINCOLN NATIONAL CORPORATION

             1300 SOUTH CLINTON STREET       FORT WAYNE, IN 46801

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               NON-STANDARDIZED

             401(K) SALARY REDUCTION PLAN AND TRUST PROTOTYPE PLAN
                              ADOPTION AGREEMENT
                                   PLAN #007
                  IRS SERIAL #D359971A   DATE APRIL 30, 1992


The    Guest Supply, Inc.
   -----------------------------------------------------------------------------
                        (Exact legal name of Employer)

(hereinafter referred to as the Employer), having its principal place of

business in    Monmouth Junction                         N.J.
           ---------------------------------------------------------------------
                    (City)                             (State)


hereby adopts the Lincoln National Life Insurance Company Non-Standardized 401(k) Salary Reduction Plan and Trust Prototype Plan, and further appoints as:

Trustee(s),   Clifford W. Stanley, Paul T. Xenis, Robert Reese
              ------------------------------------------------------------------

              and Teri E. Unsworth                                             ;
              -----------------------------------------------------------------

Named Fiduciary*, Same                                                         ;
                  -------------------------------------------------------------

Plan Administrator*,  Clifford W. Stanley, Teri E. Unsworth, Paul T. Xenis ; and
                      -----------------------------------------------------

                                  And Robert Reese (ID 22-2959476)

Agent for Legal Service of Process*,  Same                                     .
                                    -------------------------------------------

* If same as Employer, write 'Same'.

The Employer's Tax Year begins        October 1   and ends   September 30  .
                                      -----------         -----------------

Employer Telephone Number    (609) 514-9696   .
                         ---------------------

Business Code Number (same as shown on 1120)        7398  .
                                            --------------

Date Business Commenced     October 1979     .
                       ----------------------

In connection herewith, the Employer makes the following statements and selections:

     This Plan shall be known as    Guest Supply, Inc.
                                ------------------------------------------------

     __________________________________ 401(k) Salary Reduction Plan and

     Trust which shall be identified by Employer I.D. #   22-2320483
                                                       -----------------

     And Plan Serial #  001   (001, 002, etc. - assign sequentially).
                      --------

The employer maintains, or has maintained, the following qualified plans: (List all plans, including this Plan, ever maintained by the Employer starting with Plan Serial #001.)

 Plan                                                   Status
                                                       --------
Serial #            Type of Plan            In Force              Terminated
---------           ------------            --------              ----------
    001              401 (k)                   [X]                    [_]
---------        ------------------
    002                                        [_]                    [_]
---------        ------------------
    003                                        [_]                    [_]
---------        ------------------
    004                                        [_]                    [_]
---------        ------------------
    005                                        [_]                    [_]
---------        ------------------

This Employer is:    _____ Sole Proprietor
                     _____ Partnership
                       X   Corporation
                     -----
                     _____ S Corporation
                     _____ Professional Corporation
                     _____ Non Profit Corporation

[X] Yes    [_] No    Is the Employer a member of a Controlled Group of
                     Corporations, a group of businesses under common control, or an Affiliated Service Group as defined below. THIS
                     QUESTION MUST BE ANSWERED "YES" OR "NO". If yes, complete the rest of this section.

In the case of a group of employers which constitutes a Controlled Group of Corporations, or an Affiliated Service Group [as defined in Sections 414(b) and 414(m), respectively, of the Internal Revenue Code], of which constitutes one or more trades or businesses whether or not incorporated which are under common control [as defined in Section 414(c)], all such employers shall be considered a single employer for purposes of determining plan qualifications, minimum participation, benefit accrual, vesting standards, and limitations on benefits and contributions. The employers listed below are required to be aggregated with the adopting employer under Code Sections 414(b), (c), (m) or (o), and shall participate in this Plan to the extent indicated as evidenced by written resolution adopting this Plan. (If there are no affiliated employers, indicate None.)
----

     Employer                Employer      Participating       Participation
       Name                    I.D.#         Employer          Effective Date
     --------                ---------     -------------       --------------
Breckenridge-Remy            34-1184534    [X] Yes [_] No          1-1-94
----------------------       ----------                        --------------
                                           [_] Yes [_] No
----------------------       ----------                        --------------
                                           [_] Yes [_] No
----------------------       ----------                        --------------
                                           [_] Yes [_] No
----------------------       ----------                        --------------
                                           [_] Yes [_] No
----------------------       ----------                        --------------

If this Plan and Trust is adopted by more than one member of the aggregation group, this Plan
[X] (a) shall be administered as one plan (i.e., contributions, and forfeitures shall not be separated for each participating Employer).
[_] (b) shall be administered as a single employer plan for each participating Employer [i.e., contributions shall be made by each Employer only for those Participants employed by such employer and forfeitures shall be used to reduce the contribution made by the applicable Employer -each asset pool shall be considered a separate plan which must independently satisfy Code Section 401(a) (26)].
[_] (c)  N/A

Any Employee of a participating employer must receive credit for service while employed by any member of the aggregation group (including non-participating employers) for purposes of vesting and eligibility under this Plan from the date such Employer became a member of the aggregation group.

A-1.22 The adoption of this Plan constitutes: (check appropriate statement and provide information)

          [_]   (a) The initial adoption of this Plan and Trust by the Employer.
                    The Effective Date of this Plan is _________________________

                                                       (month/day/year)
          [x]   (b) An [X] amendment and restatement, or [X] merger of the following Plan(s) known as  Guest Supply, Inc. 401(k)
                                              ----------------------------------
                      Plan and Trust and Breckenridge-Remy company Employee
                    ------------------------------------------------------------
                      Savings Plan
                    ------------------------------------------------------------
                        (name of Plans and Trust)
                    with the original effective date(s) of
                              January 1, 1981
                    ------------------------------------------------------------
                              (month/day/year)
                    The effective date of this amendment and restatement is
                              January 1, 1994
                    ------------------------------------------------------------
                              (month/day/year)

                                I.  DEFINITIONS

A-1.38 Hours of Service: Hours of Service shall be determined on the basis of the method selected below. The method selected shall be applied to all Employees. If the elapsed Time Method is selected in A-1.74, Hours of Service as designated below shall be applicable for eligibility purposed only. (Select one)

          [x]   (a)   On the basis of actual hours for which an Employee is paid or entitled to payment.

          [_]   (b)   On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if, under Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such day.

          [_]   (c)   On the basis of weeks worked. An Employee shall be
                      credited with 45 Hours of Service if, under Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such week.

          [_]   (d)   On the basis of semi-monthly payroll periods. An Employee
                      shall be credited with 95 Hours of Service if, under
                      Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such semi-monthly period.

          [_]   (e)   On the basis of months worked. An Employee shall be
                      credited with 190 Hours of Service if under Section 1.38 of the Plan such Employee would be credited with at least one (1) Hour of Service during such month.

A-1.54    Plan Year:  (select one and complete)

          [X]   (a)   Shall be the consecutive 12 month period for which records for this Plan shall be maintained beginning each January 1
                                                                       ---------
                      and ending each December 31.
                                      -----------

          [_]   (b)   There shall be a short Plan Year beginning ___________ and ending ____________. (The Plan must retain its qualified status during this period).

                All subsequent Plan Years shall begin each ________ and end each
                ____________.

                The previous Plan Year prior to this amendment began ___________ And ended each _______________.

                Adjustments for eligibility and vesting shall be made as required by Section 11.04 if the Plan Year is changed.

A-1.55 For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit (under a Defined Benefit plan) shall be discounted for mortality and interest based on the following: (If the Employer maintains a Defined Benefit plan, this section must be completed.)

                Interest Rate _______%      Mortality Table _______

                [x]   N/A   The Employer has no defined Benefit plan.

A-1.64    Years of Service with a predecessor employer:

          Years of Service with Breckenridge, for whom this Employer does not
                                ------------
          maintain a predecessor plan shall be considered under the Plan for purposes of: (select as desired)

          [x]   (a)   Vesting
          [x]   (b)   Eligibility
          [_]   (c)   None of the above

A-1.71 For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be _ December 31 of each year.
                    ------------


A-1.73 Vesting Years of Service: Years of Service credited for vesting shall exclude the years checked below subject to Section 11.03: (select as desired)

          [_]   (a)  Years of Service before the Employee's ____(Cannot exceed
                     18) birthday. (If Regular Method is used, the Plan Year in which the Employee attains age 18 shall not be excluded.
          [_]   (b)  Years of Service prior ___________. to the original
                     Effective Date of this Plan or a predecessor plan.
          [_]   (c)  Years of Service prior to____________. (Date selected may not be later than the original effective date of this Plan of a predecessor plan.)
          [_]   (d)  Years of Service during a period for which the Employee declined to contribute to a plan requiring Employee
                     Contributions. In the case of a plan using the elapsed time method, the Service which shall be disregarded is the
                     period with respect to which the mandatory contribution
                     is not made.
          [x]   (e)  No exclusions.

          Note: In general, a predecessor plan is a plan which terminates within the five (5) year period immediately preceding or following the establishment of this Plan.

A-1.74    Years of Service shall be computed under the following method:
          (select one)

          [x]   (a)  Regular method--based on Hours of Service credited under the method selected in A-1.38.
          [_]   (b)  Elapsed Time Method--based on total time an Employee is employed without regard to actual hours credited as explained in Section 1.74 of this Plan.

                               II.  ELIGIBILITY

A-2.01    (a)   For purposes of plan coverage and benefits, employees of
                affiliated employers required to be aggregated with the Employer under section 414(b), (c), (m) or (o) of the Code shall not be treated as Employees of the Employer unless such affiliated employers are identified as Participating Employers on page 2 of this Adoption Agreement.

                For purposes of plan coverage and benefits, the term "Employee"

                [x]  (1)   shall include
                [_]  (2)   shall not include
                [_]  (3)   N/A (Employer has no "leased employees.")

                "leased employees" who are required to be considered employees of the Employer under Code Section 414(n) or (o).

          (b) the following classes of Employees of the Employer shall be eligible to participate in the Plan:

                [x]  (1)   All Employees
                [_]  (2)   Hourly paid Employees
                [_]  (3)   Salaried Employees
                [_]  (4)   All Employees except Employees included in a unit of
                           Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9(g) of the Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                [_]  (5)   Other _______________________________________________

                The above classes of Employees
                [_]  (6)   shall
                [x]  (7)   shall not
                Include Employees who are non-resident aliens [within the meaning of Section 7701(b)(1)(B)] and who receive no earned income [within the meaning of Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Section 861(a)(3)].

          (c)   Minimum age and service requirements: (select one)
                [x]  (1)   an Employee shall become a Participant on the Entry
                           Date coincident with or next following Age 21 (cannot
                                                                      --
                           exceed 21) and the completion of 1 (cannot exceed 1
                                                           ---
                           year) Eligibility Year of Service. MUST HAVE AT
                           LEAST 2 ENTRY DATES, I.E., CANNOT ELECT (e)(1) BELOW.
                           If the Eligibility Year of Service includes a
                           fractional year, an Employee shall not be required to
                           complete any specified number of Hours of Service to
                           receive credit for such fractional year.
                [_]  (2)   an Employee shall become a Participant on the Entry
                           Date coincident with or next following Age _______ cannot exceed 20 1/2) and the completion of _______
                           [Cannot exceed 1/2 year (6 months)] Eligibility Year of Service. USE THIS PROVISION ONLY WHEN (e)(1) (ONE
                           ENTRY DATE) IS ELECTED BELOW.

          (d) If the Eligibility Year of Service includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

                The preceding election in A-2.01(C) notwithstanding, Employees who are actively employed on _____________ Shall be deemed to have satisfied the

                [_]  (1)   Age requiremtment as of the Effictive Date.
                [_]  (2)   Service requiremtnt as of the Effective Date.
                [_]  (3)   Age and service requirements as of the Effective
                           Date.
                [_]  (4)   N/A (Age and Service requirements in A-2.01(C) apply
                           to all Employees.)

          (e)   Entry date:Shall mean: (select one)
                [_]  (1)   First day of Plan Year,
                [X]  (2)   first day of Plan Year and the date 6 months after
                           the first day of the Plan Year.
                [_]  (3)   The first day of Plan Year and the dates which are
                           3, 6 and 9 months after the first day if the Plan
                           Year. (Not recommended.)
                [_]  (4)   First day of each month. (Not recommended.)

                     III.  PROFIT SHARING CONTRIBUTIONS AND ALLOCATIONS

A-3.01    Contributions

          (a)   The Employer shall contribute [select (1), (2) or (3)]
                [x]  (1)  out of current or accumulated profits.
                [_]  (2)  without regard to current of accumulated profits.
                [_]  (3)  N/A [A-3.01(a)(6) is elected]


                The amount of such contribution shall be: [select (4),(5) or(6)]
                (4)  As determined by the Board of Directors each year.
                (5)  Other -------------------------------------------------
                           _________________________________________________
                (6) The employer will make no contribution under this Section A-3.01(a). [Do not complete Sections A-3.01(b), (d) and
                (e).  Section A-3.01(C) must still be completed.]

          (b) Allocation of contributions under A-3.01(a), above, shall be made for all Participants who are credited with at least [select (1), (2) or (3)]

                [x]  (1)   1,000 Hours of Service
                [_]  (2)   500 Hours of Service
                [_]  (3)   one Hour of Service

                During the Plan Year and [select (4) or (5)]

                [_]  (4)   regardless of employment on the last day of the Plan
                           Year
                [x]  (5)   who is employed with the Employer on the last day if
                           the Plan Year

                The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number of percentage of Participants for a Plan Year, then the following riles shall apply:

                     (6) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day if the Plan Year and who are credited with at least 500 Hours of Service.

                     (7) If after the application of paragraph (6) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan Year.

                Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b),
                       (c), (m) or (o).

          (c) If a Participant dies, retires, or becomes disabled during the Plan Year and does not complete the hours requirement for a contribution, an allocation

                [_]  (1)   shall not be made on such Participant's behalf for
                           such Plan Year

                [X]  (2)   shall be made on such Participant's behalf for such
                           Plan Year regardless of any last day requirement elected under A-3.01(b)(5).

                Note: the above election applies to Profit Sharing Contributions under Section a-3.01(a), Matching Contributions under A-4.02 and Qualified Non-elective Contributions under A-4.03.

          (d) Employer contributions under this Section and forfeitures, if applicable, shall be allocated to Participant's Accounts as follows:

                 [x]    NON-INTEGRATED FORMULA
                        On a pro-rata basis to all Participant's Compensation bears to the total of all Participant's Compensation.

                 [_]    INTEGRATED FORMULA (INTEGRATED WITH SOCIAL SECURITY)

                        Note: This plan may not provide for permitted disparity (integration with Social Security) if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

                        STEP ONE:  In any Plan Year the Plan is Top-Heavy
                        --------
                        contributions and forfeitures (if applicable) shall be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participant's Compensation, but not in excess of 3% of such Compensation. (If the Plan is top-heavy, proceed to step two.)

                        STEP TWO:  Any contributions and forfeitures not
                        --------
                        allocated in STEP ONE shall be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation plus Compensation in excess of the integration level bears to the sum of all Participants total Compensation plus Compensation in excess of the integration level, but not in excess of the maximum disparity rate.

                        STEP THREE: Any remaining Employer contributions or
                        ----------
                        forfeitures shall be allocated to each Participants Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participant's total Compensation for that year.
                        For the purpose of this Section, compensation shall mean Compensation as defined in Section 1.13 of the Plan.

                        The integration level shall be:

                        [_]   (I)  The Taxable Wage Base [The maximum amount of
                                   earnings which may be considered wages for a
                              year under Section 3121(a)(1) of the Code in
                              effect as of the first day of the Plan Year.]
                        [_]   (ii) $_______(Must be less than the
                                   Taxable Wage Base.)

                        The maximum profit sharing disparity rate is equal to the lesser of:

                        (a)   5.7%, or
                        (b) The applicable percentage determined in accordance with the table below:

                              If the integration level:

                        Is more           But not more     The applicable
                          than               than           percentage is
                        -------           ------------     --------------
                        $0.00             $X*                      5.7%
                          X*               80% of TWB***           4.3%
                         80% of TWB***     Y**                     5.4%
                           * X = the greater of $10,000 or 20% of the TWB ** Y = any amount more than 80% of the TWB but less than 100% of the TWB
                         *** TWB = Taxable Wage Base at the beginning of
                             the Plan Year. The TWB for 1989 is $48,000.
                             The TWB for 1990 is $51,300.

          (e) If any Employee who is eligible to participate under this Plan covered by any other plan [including plans of non-participating employers required to be aggregated under
                 Section 414(b), (c), (m) or (o) of the Code] which is integrated with Social Security?

                 [x]   (1)   No
                 [_]   (2)   Yes [may not elect A-3.01(d)(2)]

A-3.03    (a)    Rollover contributions:

          [_]    (1)   shall not be permitted under this Plan
          [x]    (2)   shall be permitted under this Plan

          (b)    Rollover contributions shall be accepted from:

          [x]    (1)   Participants only
          [_]    (2)   Participants and non-Participants (otherwise eligible
                       Employees who have not yet satisfied the age and/or service requirements for participation)

A-3.07 ALLOCATION OF EARNINGS shall be based on the Account balance as of the beginning of the allocation period plus 1/2 of the contribution allocated at the end of the allocation period, less all withdrawals, plus investment transfers in, and less investment transfers out, unless otherwise specified.
          This plan will discontinue the above earnings formula and utilize
          -----------------------------------------------------------------
          Daily Accounting during the 1994 Plan Year and thereafter at a date to
          ----------------------------------------------------------------------
          be determined by the Trustees to facilitate the Participant Directed
          ---------------------------------------------------------------------
          Accounts.
          --------

A-3.08    ALL FORFEITURES occurring at the end of Plan Year:  (select one)

          [_]    (a)   shall be used to reduce the Employer's contribution for
                       the current Plan Year. If the Employer does not make a contribution for a Plan Year, any available forfeitures shall be treated as Employer Contributions.

          [x]    (b)   shall be allocated in the same manner as Employer
                       contributions under Section 3.01 for the current Plan
                       Year. However, forfeitures shall not be allocated to Participants who are not employed on the last day of the Plan Year unless such allocation is required to satisfy the requirements of Code Sections 401(a)(26) and/or
                       410(b). (Do not elect if no Profit Sharing contribution is specified in A-3.01.)

          IV.    CASH OR DEFERRED ARRANGEMENT (CODA)

A-4.01    ELECTIVE DEFERRALS

          (a) An eligible Employee may elect to have his or her annual Compensation reduced by

          [x]    (1)   from    0   % to    15   %
                            -------      -------
          [_]    (2)   ______________________________________________
                       (Specify)

          Such election shall be in writing and in a form and manner specified by the Plan Administrator.

          (b) A Participant may elect to commence, or to modify the amount of, Elective Deferrals as of:

                 [_]   (1)  the first day of each Plan Year
                 [_]   (2)  the first day of each Plan Year and the date 6
                            months after the first day of each Plan Year
                 [x]   (3)  the first day of each Plan Year quarter

                 The Plan administrator may permit an additional election in the event an Actual Deferral Percentage Test, performed during the Plan Year, permits of requires an adjustment in the deferral percentages.

A-4.02    MATCHING CONTRIBUTIONS

          (a)    The Employer [select (1) or (2)]

                 [x]   (1)  shall
                 [_]   (2)  shall not

                 Make Matching Contributions to the Plan on behalf of all Participants who elect to have Elective Deferrals made under the Plan and who are credited with at least [select (3), (4) or (5)]

                 [x]   (3)  1,000 Hours of Service
                 [_]   (4)  500 Hours of Service
                 [_]   (5)  one Hour of Service

                 During the Plan Year and [select (6) or (7)]

                 [x]   (6)  regardless of employment on the last day of the
                            Plan Year
                 [_]   (7)  who is employed with the Employer on the last day of
                            the Plan Year

                 The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number of percentage of Participants for a Plan Year, then the following shall apply:

                 (1) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service
                 (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless if employment on the last day of the Plan Year

                 Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).

          (b) The Employer shall contribute and allocate to each Participant's Matching Contribution Account:

                 [x]   (1)  an amount equal to 25  percent of the Participant's
                                              ----
                            Elective Deferrals
                 [_]   (2)  a discretionary matching contribution equal to a
                            percentage (to be determined each year by the employer) of each Participant's elective Deferrals

          (c) The employer shall not match Elective Deferrals in excess of 10 percent of a Participant's

                 [_]   (1)  compensation per pay period
                 [x]   (2)  annual compensation

          (d)    [_]   (1)  $__________
                 [x]   (2)  N/A

          (e) Matching Contributions shall be vested in accordance with the following schedule:

                 [x]   (1)  100% vested at all times
                 [_]   (2)  The vesting schedule as elected in A-11.02 of the
                            adoption Agreement

          (f)    Matching contributions shall be made

                 [_]   (1)  only from current of accumulated profits
                 [x]   (2)  without regard to current or accumulated profits

A-4.03    (a)    Qualified Non-elective Contributions shall be allocated to the accounts of Non-highly Compensated Participants who are credited with at least [select (1), (2) or (3)]

                 [x]   (1)  1,000 Hours of Service
                 [_]   (2)  500 Hours of Service
                 [_]   (3)  one Hour of Service

                 During the Plan Year and [select (4) or (5)]

                 [_]   (4)  regardless of employment on the last day of the
                            Plan Year
                 [x]   (5)  who is employed with the Employer on the last day
                            of the Plan Year

                 The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following shall aply:

                       (1) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service
                       (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan Year

                       Note:employer includes all employers required to be
                            aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).

A-4.13 Pre-retirement distributions of a Participant's entire Account balance, including balance, including Elective Deferrals and Qualified Contributions, upon attainment of age 59 1/2 (may not be less than 59
                                                ------
          1/2)

          [X]   (a)  shall

          [_]   (b)  shall not

          be permitted provided the Participant is 100% vested, and the balance in the Participant's Account has accumulated for at least two (2) years or the Participant has completed five (5) years of participation in the Plan.

A-4.14    Distributions on account of financial hardship

          [x]   (a)  shall
          [_]   (b)  shall not

          be permitted to the extent provided in Section 4.14, and subject to applicable regulations.

          Distributions on account of financial hardship shall be made only from:

          [x]   (c)  Elective Deferrals (and any earnings credited to a
                     Participants's Elective Deferral account as of the end of the last Plan Year ending before July 1, 1989.) The amount available for distribution shall include the amount credited to the Participant's Qualified Matching
                     Contribution and Qualified Non-elective Contribution accounts as of the end of the last Plan Year ending before July 1, 1989.

          [_]   (d)  Account balances which are not subject to the withdrawal restrictions of Section 4.13 provided the Participant is 100% vested, and the funds have accumulated for at least two (2) years or the Participant has completed five (5) years of participation in the Plan.


          Note: Hardship withdrawal provisions for funds described in (d) above, are protected benefits under Code Section 411 (d) (6). If the conditions described in Section 4.14 are more restrictive than those in effect immediately prior to the adoption of this Plan, the prior conditions shall continue to apply to all such funds including those which have accrued after the date this Plan is adopted, and the Employer should attach to this Adoption Agreement a hardship withdrawal policy statement fully describing the objective and nondiscriminatory conditions applicable to such withdrawals.

                         V. LIMITATIONS ON ALLOCATIONS

If the Employer maintains or ever maintained another qualified plan in which any Participant in the Plan is (or was) a Participant or could become a Participant, the Employer must complete this Section. The Employer must also complete this
Section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415 (2) (2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

A-5.11 If the Participant is covered under another qualified Defined Contribution plan maintained by the Employer, other than a Master or Prototype plan:

          [_] (a) The provisions Sections 5.05 through 5.10 of Article V shall apply as if the other plan were a Master or Prototype plan. of
          [_]  (b)  Provide the method under which the plans shall limit total
                    Annual Additions to the Maximum Permissible Amount, and shall properly reduce any excess amounts, in a manner that precludes Employer discretion.

                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________

          [X] (c) N/A The Employer maintains no other plan which provides an Annual Addition as defined under Section 5.13 (a).

A-5.12 If the participant is or has ever been a participant in a Defined Benefit plan maintained by the Employer:


          [_] (a) The Annual Additions which may be credited to the Participant's Account under this Plan shall not be limited by other than the Maximum Permissible Amount as defined in
                    Section 5.13(k). If the sum of the Defined Benefit Fraction and the Defined Contribution Fraction would otherwise exceed 1.0, such sum shall be reduced to not exceed 1.0 by adjusting the Participant's Projected Annual Benefit under the Defined Benefit plan.

          [_]  (b)  Provide language which shall satisfy the 1.0 limitation of
                    Section 415(e) of the Code. Such language must preclude Employer discretion.

                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________

          [x]  (c)  N/A The Employer does not and has never maintained a Defined
                    Benefit plan.

                       VI.  INVESTMENT OF CONTRIBUTIONS


A-6.02 Life Insurance: The Trustee may, at the direction of the Participant and subject to the requirements of Section 6.02, use a portion of each contribution to purchase life insurance.

          [_]  (a)  Yes, subject to the guidelines outline below, if any.

                    ____________________________________________________________
                    ____________________________________________________________
                    ____________________________________________________________
          [x]  (b)  No

A-6.03 Participants may direct the Trustee as to the investment of their individual Account balances which are attributable to: (check all which apply)

          [_]  (a)  Elective Deferrals
          [_]  (b)  Employer Matching Contributions
          [_]  (c)  Rollovers
          [x]  (d)  All contributions regardless of source
  `       [_]  (e)  None of the above--Participants may not direct the investment of their accounts.

A-6.05    Participant Loans

          [x] (a) shall be permitted in accordance with the Employer's written loan policy.

          [_]  (b)  shall not be permitted.

                                VIII.  BENEFITS

A-8.01    Normal Retirement Date:  (select one)

          [x]  (a)  The later of the first day of the month (select one)

                    [_]  nearest
                    [x]  on or following

                    a Participant's 65th (cannot be less than 55) birthday or the first day of the month on or following the N/A (1st-7th or N/A) first anniversary in which (select one)

                    [_]  participation commenced
                    [_]  the Employee first performed an Hour of Service

                    but in no event later than the first day of the month on or following a Participant's N/A birthday.
                                              ---

          [_] (b) The later of the first day of the Plan nearest a Participant's _________ (cannot be less than 55) birth, or the first day of the Plan Year nearest the __________ (1st-7th or Year N/A) anniversary in which (select one)
                    [_]  participation commenced
                    [_]  the Employee first performed an Hour of Service

                    but in no event later than the first day of the Plan Year nearest a Participant's ___________ birthday.

A-8.02    (a)  Early Retirement Date:  Shall mean:  (select one)

               [_]  (1)   None--no Early Retirement Date
               [x]  (2)   First day of any [X] month [_] Plan Year on or
                          following a Participant's 60th (cannot be less than
                                                    ----
                          55) birthday or after 6 (1-7 or N/A) [X] Vesting Years
                                                -
                          of Service [_] years of participation in the Plan, whichever date is later.

          (b) Early Retirement Benefit: Upon satisfaction of the age and service requirements for Early Retirement, a Participant shall:
               (select one)

               [x]  (1)   automatically become 100% vested in the Account.
               [_]  (2)   be entitled to the vested Account based on the vesting
                          schedule designated in the Adoption Agreement.

A-8.04    Disability Retirement Benefit:

          (a) In the event of total and permanent disability, a Participant shall: (select one)

               [x]  (1)   automatically become 100% Vested in the Account.
               [_]  (2)   be entitled to the vested Account based on the vesting
                          schedule designated in the Adoption Agreement.



          (b) Disability shall mean a physical or mental impairment which is expected to result in death or blindness or which can be expected to last for a continuous period of not less than 12 months resulting in: (select one)

               [_]  (1)   an inability to engage in any substantial gainful
                          activity for which the Participant is reasonably suited by reason of training, education and experience as determined by the Plan Administrator. The Plan
                          Administrator may require that the Participant be examined by physician(s) selected by the Plan
                          Administrator.



               [_]  (2)   The participant being entitled to Social Security
                          Disability Benefits. In the event a Participant has applied for Social Security Disability Benefits, the disability benefits provided by this Plan shall commence upon qualifying for Social Security
                          Disability Benefits.

                  [x]       (3)         an inability to perform the normal duties for the Employer as determined by the Plan Administrator. The Plan Administrator may require that the Participant be examined by physician(s) selected by the Plan
                                        Administrator.

A-8.09            Benefits shall be distributed:



                  [_]       (a)         only in the form of a single lump-sum payment. (May not elect if other forms were available immediately preceding the adoption of this Plan.)
                  [x]       (b)         in accordance with the provisions of Section 8.08.


                          XI.  TERMINATION OF SERVICE

 A-11.02 The vesting schedule for benefits (derived from the Employer's contributions pursuant to Article III) upon termination of employment shall be determined according to the selection based on Vesting Years of Service as credited in accordance with A-1.73: (select one)

                             [_]       (a)         100% vested at all times
                             [_]       (b)         100% vested after _____(not to exceed 5) years of service.
                             [x]       (c)         20% vested after 2 years of service
                                                   40% vested after 3 years of service
                                                   60% vested after 4 years of service
                                                   80% vested after 5 years of service
                                                   100% vested after 6 years of service
                             [_]       (d)         20% vested after 3 years of service
                                                   40% vested after 4 years of service
                                                   60% vested after 5 years of service
                                                   80% vested after 6 years of service
                                                   100% vested after 7 years of service
                             [_]       (e)         Specify: (Must in all years be as favorable as the schedule in (b) above, or as favorable as the schedule in (d) above.)
                                                   ____% vested after ____ years of service
                                                   ____% vested after ____ years of service
                                                   ____% vested after ____  years of service
                             NOTE: If this is a restated plan and the vesting schedule has been amended, enter the pre-amended schedule below:

Prior to merger              [x]       (f)         100% vested after 3  years of service
                                                   ----             ---
1-1-94 for Breckenridge                            _____ vested after ___ years of service
                                                   _____ vested after ___ years of service
For Guest                    [x]       (g)         Vesting schedule has not been amended.

A-11.05 Distributions upon termination of Service shall be made as soon as administratively feasible following:

                             [x]       (a)         Termination of employment
                             [_]       (b)         The end of the Plan Year following termination of employment.
                             [_]       (c)         The end of the Plan Year during which a One-Year Break in
                                                   Service occurs.
                             [_]       (d)         Early or Normal Retirement Date, Death, or Disability.
                             Note:                 May not be more restrictive than the provision in effect immediately preceding the adoption of this Plan.

A-11.09    Benefits which are no longer immediately distributable

                             [x]       (a)         shall not be distributed without the consent of the Participant and/or
                                                   Beneficiary prior to the time required by Article X.
                             [_]       (b)         shall, subject to the requirements of Article IX, be distributed as soon as administratively feasible following the date on which they cease to be immediately distributable.
                             Note:                 An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the
                                                   Participant attains (or would have attained if not deceased) the later of Normal
                                                   Retirement Age or age 62.

                                                   XV.     TOP-HEAVY

Before completing this Section of the Adoption Agreement, the Employer should carefully read Article XV of the Basic Plan Document paying particular attention to Sections 15.03 thru 15.05.

A-15.02                      Minimum Top-heavy Allocations: The purpose of this Section A-15.02 is to coordinate Top-Heavy minimum contributions or benefits when two or more plans of the Employer are involved. If the Employer maintains only this plan, and has never maintained a Defined Benefit plan, the Employer is required to complete only Section (d). If the Employer maintains (or has maintained) a Defined Benefit plan, this
                             Section should be completed only with the advice of that plan's actuary. If the Employer maintains two
                             Defined Contribution plans, and has never maintained a defined Benefit plan, the Employer is required to complete only Sections (C) or (d).

                              (a)      If the Employer maintains a Defined Benefit plan, this Section or Section (d) below must be
                                                       ---------------------------
                                       completed.

                                       If a non-key Employee participates in both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the
                                       Top-Heavy Ration exceeds 60% (but does not exceed 90%), Top-Heavy minimum benefits shall be provided as follows:

                    [_]      (1)         In the Defined Contribution Plan, with a minimum allocation of:

                             [_]         (I)     5%    of total compensation (Defined Benefit and Defined Contribution Fractions
                                                       computed using 100% of the dollar limitation)
                             [_]         (ii)    7.5%  of total compensation (Defined Benefit and Defined Contribution Fractions
                                                       computed using 125% of the dollar limitation)

                    [_]      (2)         In the Defined Benefit Plan, with a minimum annual accrual of:

                             [_]         (I)     2%    of the highest 5 consecutive year average compensation (Defined Benefit and
                                                       Defined Contribution fractions computed using 100% of the dollar limitation)
                             [_]         (ii)    3%    of the highest 5 consecutive year average compensation (Defined Benefit and
                                                       Defined Contribution fractions computed using 125% of the dollar limitation)

                    If the Top-Heavy Ratio exceeds 90%, the minimum benefit shall be provided in:

                    [_]      (3)         the Defined Contribution plan with a minimum allocation of 5% of total compensation

                    [_]      (4)         the Defined Benefit plan with a minimum accrual of 2% of the highest 5 consecutive year average compensation
                    Note:                When the Top-Heavy Ratio exceeds 90%, the Defined Benefit and Defined Contribution
                                         Fractions shall be computed using 100% of dollar limitation.

                    (b)      If the Employer maintains (or has maintained) a Defined Benefit plan, this Section or Section (d) below
                                             ---------  -----------------  -----------------
                             must be completed.

                             If the Employer maintains both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), a non-key employee who participates only in the Defined Contribution plan shall receive a minimum allocation of:

                             [_]         (1)     3%    of total compensation (Defined Benefit and Defined Contribution Fractions
                                                       computed using 100% of the dollar limitation)
                             [_]         (2)     4%    of total compensation (Defined Benefit and Defined Contribution Fractions
                                                       computed using 125% of the dollar limitation)

                             If the Top-Heavy Ratio exceeds 90% each non-key Employee who participates only in the Defined
                             Contribution plan shall receive a minimum allocation of 3% of total compensation.

                    (c)      If the Employer maintains two Defined Contribution plans, this Section or Section (d) below must be
                                             ----------------------------------
                             completed.

                             If a non-key Employee participates in two Defined Contribution plans maintained by the Employer, the
                             Defined Contribution minimum allocation requirement shall be met

                             [_]         (1)     in this plan
                             [_]         (2)     in the other plan ____________________________________________
                                                                                  (Name of Plan)

                    (d)      Complete this Section only if (a), (b) and/or (C) have not been completed.
                             --------------------------------------------------------------------------

                             [_]         (1)     Specify how the plans shall provide Top-Heavy minimum benefits for non-key
                                                 Employees precluding Employer discretion and avoiding inadvertent omissions.
                                                 _________________________________________________________________________________
                                                 _________________________________________________________________________________
                                                 _________________________________________________________________________________

                             [X]         (2)     The Employer maintains only this Plan and has never maintained a Defined Benefit
                                                 Plan.

A-15.06                      TOP HEAVY VESTING... If this Plan becomes a Top-Heavy Plan, the following vesting schedule for such
                             Plan and each succeeding Plan Year, whether or not Top-Heavy, shall be effective and shall be treated as a Plan amendment pursuant to this Agreement.

                             [_]         (a)     100% vested after___________________(Not to exceed 3) years of service
                             [_]         (b)     20% vested after 2 years of service
                                                 40% vested after 3 years of service
                                                 60% vested after 4 years of service
                                                 80% vested after 5 years of service
                                                 100% vested after 6 years of service
                             [_]         (c)     Specify: (Must in all years be as favorable as the schedule in (a) above, or as favorable as the schedule in (b) above.)
                                                 ________% vested after __________________years of service
                                                 ________% vested after __________________years of service
                                                 ________% vested after __________________years of service
                                                 ________% vested after __________________years of service
                                                 ________% vested after __________________years of service
                                                 ________% vested after __________________years of service

                             [x]         (d)     N/A, Vesting schedule in A-11.02 is equal to or more favorable than (a) or (b)
                                                 above.

                             However, this Section does not apply to the Account balances of any Participant who does not have an
                             Hour of Service after the Plan has initially become Top-Heavy. Such Participant's Account balance attributable to Employer contributions and forfeitures shall be determined without regard to this
                             Section .

The adopting Employer may not rely on an Opinion Letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a Determination Letter.

This adoption agreement may be used only in conjunction with basic plan document #01.

Provided the adoption of this Plan is properly registered with the Prototype Sponsor, the Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance unless the attached registration form along with the applicable registration fee is returned to:

               Lincoln National Life Insurance Company
               1300 South Clinton Street
               P.O. Box #2248
               Ft. Wayne, IN 46801-2248

Inquiries by adopting Employers regarding the adoption of this Plan, the intended meaning of any Plan provisions, or the effect of the Opinion Letter may be directed to the Prototype Sponsor at the above address or phone (219) 455-4940.

Use of this Plan Document without proper registration and payment of the applicable registration fee constitutes an unauthorized use.

The Employer represents that it has consulted with its attorney with respect to its adoption of this Plan, and agrees to the provisions of the Plan and Trust.

IN WITNESS HEREOF, the Employer has caused this Agreement to be signed by its duly authorized Officer and the Trustee(s) have accepted the appointment and signed this agreement.

                                          Guest Supply
                                          ------------------------------------
                                                    (Legal Name of Employer)

                                          By:

                                          S/ Paul T. Xenis
                                          ------------------------------------
                                                    (Signature of Officer)
                                                    Paul T. Xenis, Comptroller

             1/27/94
--------------------------                ____________________________________
          (Date)                                   (Typed or Printed Name
                                                   and Title of Officer)

__________________________                Accepted By: S/ Clifford W. Stanley
                                          -----------------------------------
                                                       Clifford W. Stanley

           1/27/94                        S/ Teri E. Unsworth
--------------------------               ------------------------------------
            (Date)                                   (Signature of Trustee)
                                                     Teri E. Unsworth

           1/27/94                       S/ Paul T. Xenis
--------------------------               -------------------------------------
           (Date)                                   (Signature of Trustee)
                                                    Paul T. Xenis

           1/27/94                       S/ Robert Reese
-------------------------                --------------------------------------
          (Date)                                   (Signature of Trustee)
                                                   Robert Reese

Participating Employer             Authorized Signature                Date
----------------------             --------------------                ----

     Breckenridge - Remy           S/ Robert Reese                     1/27/94
------------------------------     ----------------------------------- -------
______________________________     ___________________________________ _______
______________________________     ___________________________________ _______
______________________________     ___________________________________ _______

Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                    Adopts
                                AMENDMENT NO. I

Attached to and made part of Defined Contribution Prototype Plan Basic Plan #01 used in conjunction with the following Adoption Agreements:

        Plan Type                           IRS Serial #    Form #
        ---------                           ------------    ------
Non-Standardized Money Purchase             D359967a      27365NS-MP
Standardized Money Purchase                 D259968a      27365S-MP
Non-Standardized Profit Sharing             D359969a      27365NS-PS
Standardized Profit Sharing                 D259970a      27365S-PC
Non-Standardized Target Benefit             D360949a      27365NS-TB
Standardized Target Benefit                 D260948a      27365S-TB
Non-Standardized 401(k) Salary Reduction    D359971a      27365NS401K
Standardized 401(k) Salary Reduction        D259972a      27365S401K

Pursuant to the authority reserved by Section 12.01 of Article XII of The Lincoln National Life Insurance Company Defined Contribution Prototype {Plan Basic Plan #01 (the "Prototype Plan"), the Prototype Plan (and each individual Plan maintained in the form of the Prototype Plan) is hereby amended, effective January 1, 1993, as follows:

     Article XII is amended by the addition of the following paragraph.

     "12.08 This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan contrary Distributee's election under this Article, a that would otherwise limit a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     DEFINITIONS:

     (a) Eligible Rollover Distribution: An eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectance) of the Distributee of the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover distribution. However, in the case of of an Eligible Rollover distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (c)  Distributee: A Distributee includes an Employee or former Employee.
          In addition, the Employee's or former Employee's Surviving Spouse and the Employee's of former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

     (d) Direct Rollover: A Direct Rollover is a payment by the plan to the Eligible Retirement plan specified by the Distributee."